UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2004

                               NORDSON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      OHIO
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

          0-7977                                        34-0590250
(Commission file number)                    (I.R.S. Employer Identification No.)
------------------------                    ------------------------------------

                       28601 Clemens Road, Westlake, Ohio
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                    (Address of principal executive offices)

                                      44145
                                   ----------
                                   (Zip Code)

                                 (440) 892-1580
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02. Results of Operations and Financial Condition

On August 25, 2004, Nordson Corporation issued a press release relating to its results of operations for the third quarter of 2004. A copy is attached as
Exhibit 99.

Item  9.01. Financial Statements and Exhibits

      c.)   Exhibits

            Press release of Nordson Corporation dated August 25, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 25, 2004                      Nordson Corporation

                                           By: /s/ Peter S. Hellman
                                               ------------------------------
                                               President, Chief Financial and
                                               Administrative Officer

                                           And: /s/ Nicholas D. Pellecchia
                                                -----------------------------
                                                Vice President, Finance and
                                                Controller

                                    Form 8-K
                                  Exhibit Index

Exhibit
Number
-------

99          Press release of Nordson Corporation dated as of August 25, 2004.